UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2017 (May 31, 2017)

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

Registrant’s telephone number, including area code: (801-642-3998

Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02Unregistered Sales of Equity Securities.

As previously reported on May 31, 2017, People's Utah Bancorp (the "Company" or "PUB") has entered into a definitive agreement to merge Town & Country Bank, Inc. ("T&C") into People's Intermountain Bank, a wholly owned subsidiary of PUB. The transaction provides for the payment to T&C shareholders of $4.28 per share in cash, subject to certain adjustments, and 0.2978 PUB common shares, subject to collars between $21.36 and $32.04 and a double trigger below $22.70 and above $30.71.   We expect the T&C shareholders will own approximately 2.9% of the Company’s common shares after the merger is consummated.

PUB expects to issue the common shares pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). In this regard, the Company and T&C have agreed to pursue approval of the terms of the merger through a fairness hearing, pursuant to Section 61-1-11.1 of the Utah Uniform Securities Act.

If the director of the Utah Division of Securities approves the fairness of the terms and conditions of the merger and issues a permit to the Company approving the issuance of the PUB common shares, then the issuance of PUB common shares will not be registered under the Securities Act, in reliance upon the exemption from registration provided in Section 3(a)(10) of the Securities Act.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). Such forward-looking statements include but are not limited to statements about the proposed merger with T&C, the fairness hearing, and the ability of PUB to issue the common shares pursuant to an exemption from registration.  These forward-looking statements are subject to risks and uncertainties that may cause actual results or events to differ materially from those projected, including but not limited to the risk that the Utah Division of Securities will not issue a permit to the Company approving the issuance of the PUB common shares.  Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs.  PUB undertakes no obligation to publicly revise or update the forward-looking statements to reflect events or circumstances that arise after the date of this report.

Important Notice

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval.  T&C intends to seek shareholder approval of the proposed merger.  The Current Report on Form 8-K is not a substitute for any documents to be distributed to the shareholders of T&C.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: June 9, 2017	By:	/s/ Richard T. Beard
Richard T. Beard
President and Chief Executive Officer